SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                          APRIL 3, 1997

                (Date of earliest event reported)

                      PennFirst Bancorp, Inc.

          (Exact name of registrant as specified in its charter)


PENNSYLVANIA                              019345                 25-1659846
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                        Identification No.)



600 LAWRENCE AVENUE, ELLWOOD CITY, PENNSYLVANIA               16117
(Address of principal executive offices)                      (Zip Code)


                              (412) 758-5584
       (Registrant's telephone number, including area code)

                           NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

                    Exhibit Index appears on page 6.



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On April 3, 1997, following receipt of all required regulatory and stockholder approvals, PennFirst Bancorp, Inc. ("PennFirst") completed the acquisition of Troy Hill Bancorp, Inc. ("THB") pursuant to an Agreement and Plan of Reorganization and a related Agreement of Merger, both dated as of September 16, 1996, between PennFirst and THB. The acquisition was effected by means of the merger of THB with and into PennFirst (the "Merger"). Upon consummation of the Merger, each share of common stock, $.01 par value per share, of THB ("THB Common Stock") outstanding immediately prior thereto was converted into the right to receive, at the election of the holder thereof, $21.15 in cash or 1.52 shares of common stock, $.01 par value per share, of PennFirst ("PennFirst Common Stock") (or under certain circumstances, a combination of cash and shares of PennFirst Common Stock), subject to the condition that the aggregate amount of cash consideration paid to THB shareholders constitute 40% of the total consideration paid for the THB Common Stock by PennFirst.

     (b) The physical property acquired in connection with the acquisition of THB was used by THB in the conduct of its business as a thrift holding company. PennFirst intends to continue such use.

     For additional information, reference is made to Item 7 below:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The following audited consolidated financial statements of THB are incorporated by reference to the Report on Form 10-KSB for the year ended June 30, 1996 filed by THB with the Securities and Exchange
Commission ("SEC") on October 15, 1996:

          Consolidated Statements of Financial Condition as of June 30, 1996 and 1995

          Consolidated Statements of Earnings for the years ended June 30, 1996, 1995 and 1994

          Consolidated Statements of Stockholders' Equity for the years ended June 30, 1996, 1995 and 1994

          Consolidated Statements of Cash Flows for the years ended June 30, 1996, 1995 and 1994

          Notes to Consolidated Financial Statements





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     The following unaudited consolidated financial statements of THB are incorporated by reference to the Report on Form 10-QSB for the quarterly period ended December 31, 1996 filed by THB with the SEC on February 14, 1997:

          Consolidated Statements of Financial Condition as of December 31, 1996 and June 30, 1996

          Consolidated Statements of Earnings for the three and six months ended December 31, 1996 and 1995

          Consolidated Statements of Cash Flows for the three and six months ended December 31, 1996 and 1995

          Consolidated Statement of Stockholders' Equity for the six months ended December 31, 1996

          Notes to Unaudited Consolidated Financial Statements

     (b) Pro forma information was previously filed by PennFirst in its Registration Statement on Form S-4 (File No. 333-17799) under "Unaudited Pro Forma Condensed Combined Financial Information" contained in the Joint Proxy Statement/Prospectus, dated December 13, 1996, filed with the SEC.

     (c) The following exhibits are filed with or are incorporated by reference in this Current Report on Form 8-K:



              Exhibit Number                                    Description

                     2                      Agreement and Plan of
                                            Reorganization, dated as of
                                            September 16, 1996, between
                                            PennFirst and THB (including the
                                            Agreement of Merger, dated as of
                                            September 16, 1996, between
                                            PennFirst and THB and attached
                                            as Appendix A thereto).*

                    10 Stock Option Agreement, dated as of September 16, 1996, between PennFirst (as grantee) and THB (as issuer) and attached as Exhibit A to the Agreement.*
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              Exhibit Number                                    Description

                   20(a) Press Release issued on September 16, 1996 with respect to the Agreement.*

                   20(b) Press Release issued on April 3, 1997 with respect to the consummation of the Merger.



_______________

     *Incorporated by reference to the Current Report on Form 8-K filed by PennFirst with the SEC on September 25, 1996.





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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PENNFIRST BANCORP, INC.



Date:  April 3, 1997     By: /S/ CHARLOTTE A. ZUSCHLAG
                             -------------------------
                             Charlotte A. Zuschlag
                             President and Chief Executive Officer




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                           EXHIBIT INDEX




              Exhibit Number                     Description

                     2                      Agreement and Plan of
                                            Reorganization, dated as of
                                            September 16, 1996, between
                                            PennFirst and THB (including
                                            the Agreement of Merger, dated
                                            as of September 16, 1996,
                                            between PennFirst and THB and
                                            attached as Appendix A thereto).*

                    10 Stock Option Agreement, dated as of September 16, 1996, between PennFirst (as grantee) and THB (as issuer) and attached as Exhibit A to the Agreement.*

                   20(a) Press Release issued on September 16, 1996 with respect to the Agreement.*

                   20(b) Press Release issued on April 3, 1997 with respect to the consummation of the Merger.

_______________

     *Incorporated by reference to the Current Report on Form 8-K filed by PennFirst with the SEC on September 25, 1996.




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                           EXHIBIT 20(B)

                      PRESS RELEASE ISSUED ON
                 APRIL 3, 1997 WITH RESPECT TO THE
                    CONSUMMATION OF THE MERGER